NOTE 10 - Loans	12 Months Ended
Dec. 31, 2024
Notes
NOTE 10 - Loans:

NOTE 10 - Loans:

A.Short-term loans:

During 2024, the Company borrowed from private investors $3,417 under the following terms:

1)The Company will pay a 16% annual interest rate, with equal payments to be made monthly against both principal and interest.

2)The Company will pay a 20% annual interest rate with a payment of both principal and interest at the end of the loan term.

Any loan amount will have a term of 12 months from the date the funds are received.

See note 17 for further information regarding related parties transactions involved in this loans.

A summary of movements of principal and interest during the year ended December 31, 2024, is as follows:

	16%	20%	Total
Balance as of January 1, 2024	-	-	-
Proceeds from drawing loans	1,510	1,907	3,417
Accrued interest recognized in Profit or loss	26	34	60
Repayment of principal and interest	(103)	-	(103)
Balance as of December 31, 2024	1,433	1,941	3,374

B.Unconverted portion of Convertible loan A:

On maturity date of Convertible loan A, an amount of $521 of unconverted portion of Principal Loan Amount and any interest accrued up to the maturity date is due for immediate payment (See note 14a). The Company accrue interest of 9% per annum over the due amount from the maturity date up to the date it will fully repay. The lenders are entitled to demand, at any time, immediate payment of the due amount.

	Unconverted Principal Loan Amount and interest	Interest up to fully repay	Total
Balance as of January 1, 2024	-	-	-
Reclassification of unconverted portion of Principal Loan Amount and interest	521	-	521
Accrued interest recognized in Profit or loss	-	10	10
Balance as of December 31, 2024	521	10	531